UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 17, 2018
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On December 17, 2018, CEP Investors XII LLC (the “Seller”), a wholly owned subsidiary of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”), entered into an agreement (the “Agreement”) with Paramount Group Acquisition and Development LLC (“Paramount”), to sell 111 Sutter Street. The disposition is expected to close in the first quarter of 2019 for approximately $227 million, less closing costs. Pursuant to the Agreement, the Company will deliver a joinder agreement at closing, whereby it will assume certain rights and obligations of the Seller for a breach of certain representations and warranties. In connection with the disposition, the mortgage loan associated with the property totaling approximately $52.5 million will be retired. The Agreement contains customary representations, warranties, covenants, indemnities, conditions precedent, and limitations on liability and, subject to certain limitations.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company's Annual Report on Form 10-K for the year ending December 31, 2018.

Item 7.01 - Regulation FD Disclosure.

On December 19, 2018, the Company issued a press release announcing it has successfully closed on the expansion and extension of a $400 million credit facility.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust on December 19, 2018 announcing the closing of an expansion on the credit facility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer

Date: December 20, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust on December 19, 2018 announcing the closing of an expansion on the credit facility.